UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

DROPCAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DropCar, Inc.

1412 Broadway, Suite 2105

New York, New York 10018

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 342-1595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K dated September 4, 2018 filed by DropCar, Inc. with the U.S. Securities and Exchange Commission (the “Original Form 8-K”). The purpose of this Amendment is to (i) file certain documents with the Commission as a result of requests from The Nasdaq Stock Market (“Nasdaq”) and (ii) to file a corrected Form of Reload Warrant (as defined in the Original Form 8-K) as Exhibit 4.1 to correct certain typographical errors in the Form of Reload Warrant filed with the Original Form 8-K.

Item 1.01  Entry into a Material Definitive Agreement.

On September 5, 2018, DropCar, Inc. (the “Company”) received a request from The Nasdaq Stock Market (“Nasdaq”), to (i) amend its Certificate of Designations, Preferences and Rights of the Series H-4 Convertible Preferred Stock, par value $0.0001 per share (the “Series H-4 Preferred Stock”), originally filed with the Secretary of State of the State of Delaware on March 8, 2018 (the “Certificate of Designations”) to provide that the Series H-4 Preferred Stock may not be converted into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) until the Company has obtained stockholder approval of the issuance of the Common Stock underlying the Series H-4 Preferred Stock pursuant to the applicable rules and regulations of Nasdaq and (ii) amend its Series H-4 warrants to purchase shares of Common Stock originally issued on March 8, 2018 (the “Series H-4 Warrants”), to provide that the Series H-4 Warrants may not be exercised until the Company has obtained stockholder approval of the issuance of Common Stock underlying the Series H-4 Warrants pursuant to the applicable rules and regulations of Nasdaq.

In response to the above requests, on September 10, 2018, the Company (i) filed a Certificate of Amendment (the “COD Amendment”) to the Certificate of Designations and (ii) entered into an amendment (the “Warrant Amendment”) with the holders of its Series H-4 Preferred Stock, in each case to provide for stockholder approval as described above prior to the conversion of the Series H-4 Preferred Stock or exercise of the Series H-4 Warrants, as the case may be. The foregoing summaries of the COD Amendment and the Warrant Amendment are subject to, and qualified in their entirety by reference to, the COD Amendment and the Warrant Amendment, which are incorporated herein by reference to Exhibits 3.1 and 4.2, respectively.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Designations, Preferences and Rights of the Series H-4 Convertible Preferred Stock.
4.1	Form of Reload Warrant
4.2	Form of Warrant Amendment to Series H-4 Warrant to Purchase Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DROPCAR, INC.

Date: September 10, 2018	By:	/s/ Spencer Richardson
Name: Spencer Richardson Title: Chief Executive Officer